UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES AND EXCHANGE ACT OF 1934


                              August 1, 1997
                             (Date of Report)


                       BUCYRUS INTERNATIONAL, INC.
          (Exact name of registrant as specified in its charter)


     Delaware               1-871                39-0188050
  (State or other     (Commission File          (IRS Employer
  jurisdiction of          Number)               ID Number)
  incorporation)



                              P. O. Box 500
                          1100 Milwaukee Avenue
                     South Milwaukee, Wisconsin 53172
                 (Address of principal executive offices)


                              (414) 768-4000
           (Registrant's telephone number, including area code)

 Item 5.  Other Events

    On July 11, 1997, Bucyrus International, Inc. ("Registrant") issued a press release announcing financial and operating results for the quarter and six months ended June 30, 1997. A copy of said press release is filed as
 Exhibit 99.1 to this report and is incorporated herein by reference.

    On July 23, 1997, Registrant issued a press release announcing that it had executed a definitive agreement with Global Technologies, Inc. relating to the acquisition by the Registrant of the assets of The Marion Power Shovel Company and the assets certain related businesses from Global Technologies, Inc. A copy of said press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

    On July 31, 1997, Registrant issued a press release announcing that it had executed a Letter of Intent with American Industrial Partners Capital Fund II, L.P. ("American Industrial Partners"), providing for the acquisition of Registrant by American Industrial Partners or one of its affiliates. Under the terms of the Letter of Intent, American Industrial Partners would acquire all of the shares of Registrant at a price of $18 per share. The transaction is subject to customary contingencies, including the execution of a definitive agreement, financing, and shareholder, board of directors and regulatory approvals. A copy of said press release is filed as Exhibit 99.3 to this report and is incorporated herein by reference. A copy of said Letter of Intent is filed as Exhibit 99.4 to this report and is incorporated herein by reference.

 Item 7. Financial Statements and Exhibits

         (c)  Exhibits:

              99.1 Press release announcing financial and operating
                    results for the quarter and six months ended June 30, 1997.

              99.2 Press release announcing the execution of a definitive agreement for the acquisition by Registrant of the assets of The Marion Power Shovel Company and the assets of certain related businesses from Global Technologies, Inc.

              99.3 Press release announcing the execution of a Letter of
                    Intent with American Industrial Partners, providing for the acquisition of Registrant by American
                    Industrial Partners or one of its affiliates.

              99.4 Letter of Intent dated July 30, 1997 between
                    Registrant and American Industrial Partners, providing for the acquisition of Registrant by American
                    Industrial Partners or one of its affiliates.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BUCYRUS INTERNATIONAL, INC.
                               (Registrant)



                        By:    /s/C. R. Mackus
                        Name:  C. R. Mackus
                        Title: Secretary and Controller


 Date:  August 1, 1997

                         BUCYRUS INTERNATIONAL, INC.
                              EXHIBIT INDEX
                                    TO
                        CURRENT REPORT ON FORM 8-K



                                        Incorporated
  Exhibit                                 Herein By      Filed
  Number   Description                    Reference    Herewith

   99.1    Press release announcing                        X
           financial and operating
           results for the quarter
           and six months ended
           June 30, 1997.

   99.2    Press release announcing the                    X
           execution of a definitive
           agreement for the acquisition
           by Registrant of the assets
           of The Marion Power Shovel
           Company and the assets of
           certain related businesses
           from Global Technologies, Inc.

   99.3    Press release announcing the                    X
           execution of a Letter of Intent
           with American Industrial
           Partners Capital Fund II, L.P.
           ("American Industrial Partners"),
           providing for the acquisition
           of Registrant by American
           Industrial Partners or one of
           its affiliates.

   99.4    Letter of Intent dated July 30,                 X
           1997 between Registrant and
           American Industrial Partners
           providing for the acquisition
           of Registrant by American
           Industrial Partners
           or one of its affiliates.